Exhibit 99.1

REDWOOD TRUST PROVIDES COMPANY UPDATE AND ANNOUNCES DATE OF THIRD QUARTER
2020 FINANCIAL RESULTS WEBCAST AND CONFERENCE CALL

MILL VALLEY, CA – Friday, October, 16 2020 – Redwood Trust, Inc. (NYSE: RWT), a leading innovator in housing credit investing, today announced a business update for the quarter ended September 30, 2020 in advance of its upcoming third quarter financial results conference call.

Third Quarter 2020 Business Update:

•	Locked over $2 billion(1) of Select jumbo residential loans with over 70 discrete sellers, a 40% increase in Select locks from the third quarter of 2019
•	Expect to complete a Sequoia securitization in the fourth quarter, backed predominantly by newly-originated Select jumbo loans
•	Record contribution from business purpose lending segment through increase in fair value of loans held in inventory at June 30, 2020, and third quarter originations
•	Completed a CoreVest securitization (the platform’s 13th overall) backed largely by newly-originated single-family rental loans, achieving improved execution versus prior two transactions in 2020
•	During the quarter, the Company estimates the fair value of its securities investment portfolio increased approximately 10%

The company also announced it is scheduled to release its third quarter 2020 results on Thursday, October 29, 2020, after the market close. Redwood’s senior management team will host a conference call and webcast to review its financial results at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on the same day.

Webcast Information

The conference call will be webcast live in listen-only mode in the Newsroom section of Redwood’s website under "Events" http://www.redwoodtrust.com/Event. To listen to the webcast, please go to Redwood's website at least 15 minutes before the call to register and to download and install any needed audio software. An audio replay of the call will also be available on Redwood's website following the call.

Conference Call Information

To participate by phone, please dial-in at least 15 minutes prior to the start time to allow for wait times to access the conference call. The live conference call will be accessible domestically or internationally, by dialing 1-877-300-8521 or 1-412-317-6026, respectively.

A replay of the conference call will be available after 5:00 p.m. Pacific Time / 8:00 p.m. Eastern Time on Thursday, October 29, 2020 through 8:59 p.m. Pacific Time / 11:59 p.m. Eastern Time on Thursday, November 12, 2020. To access the replay, listeners may use 1-844-512-2921 (domestic) or 1-412-317-6671 (international). The passcode for the replay is 10149161.

1) Does not account for potential fallout from pipeline that typically occurs through the lending process

About Redwood Trust

Redwood Trust, Inc. (NYSE: RWT) is a specialty finance company focused on making credit-sensitive investments in single-family residential and multifamily mortgages and related assets and engaging in mortgage banking activities. Our goal is to provide attractive returns to shareholders through a stable and growing stream of earnings and dividends, as well as through capital appreciation. Redwood Trust was established in 1994, is internally managed, and structured as a real estate investment trust (“REIT”) for tax purposes. For more information about Redwood, please visit our website at www.redwoodtrust.com.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements related to Redwood's expectation to complete a Sequoia securitization during the fourth quarter of 2020, and the estimated recovery of asset values in Redwood's securities investment portfolio during the third quarter of 2020. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

CONTACT

Lisa Hartman – SVP, Head of Investor Relations

Phone: 866-269-4976

Email: investorrelations@redwoodtrust.com